               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549
                           FORM 8-K/A
                         Amendment No. 3

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):
                        May 16, 1995

                HOME PROPERTIES OF NEW YORK, INC.
    (Exact name of Registrant as specified in its Charter)


MARYLAND                 1-13136                       16-1455126
(State or other          (Commission file number)      (I.R.S. Employer
jurisdiction of                                        Identification Number)
incorporation or organization)


                       850 CLINTON SQUARE
                    ROCHESTER, NEW YORK 14604
            (Address of principal executive offices)

Registrant's telephone number, including area code: (716) 546 4900







                         Not applicable
(Former name or former address, if changed since last report)


                                        Consecutive No. Page 1 of 12

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                HOME PROPERTIES OF NEW YORK, INC.

                       AMENDMENT NO. 3 TO
                         CURRENT REPORT
                          ON FORM 8-K/A


Home Properties of New York, Inc. hereby amends items 2, 5 and 7 of its Current Report on Form 8-K, which was filed on September 14, 1995, as set forth in the pages attached hereto:

Items 2 and 5.  Acquisition of Assets.

Financial Statements for Idylwood Apartments, purchased during the third quarter of 1995, are presented in Item 7.

Item 7.   Financial Statements and Exhibits.
          a.   Financial Statements of the business acquired:

               Audited statement of revenues and certain expenses of Idylwood Apartments for the year ended December 31, 1994.

          b.   Pro Forma Financial Information:

               Pro forma condensed consolidated balance sheet of the Company as of June 30, 1995 and related notes
               (unaudited).

               Pro forma consolidated and combined statement of operations of the Company for the six months ended
               June 30, 1995 and for the year ended December 31, 1994 (unaudited).

               Notes to the pro forma consolidated and combined statement of operations of the Company for the six months ended June 30, 1995 and for the year ended
               December 31, 1994 (unaudited).

          c.   Exhibits:

               There are no exhibits which are filed with this report.

Report of Independent Accountants


To the Board of Directors and Stockholders of Home Properties of New York, Inc.

We have audited the accompanying statement of revenues and certain expenses, as defined in Note 1, of Idylwood Apartments for the year ended December 31, 1994. The statement of revenues and certain expenses is the responsibility of Idylwood Apartments' management. Our responsibility is to express an opinion on this statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1, and is not intended to be a complete presentation of Idylwood Apartments' revenues and expenses.

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses, as defined in Note 1, of Idylwood Apartments for the year ended December 31, 1994, in conformity with generally accepted accounting principles.

   /s/ Coopers & Lybrand L.L.P.

Rochester, New York
October 10, 1995

Idylwood Apartments
Statement of Revenues and Certain Expenses (In Thousands)
                                                  Six Months
                                                  Ended
                                                  June 30,         Year Ended
                                                  1995             December 31,
                                                  (Unaudited)      1994
Revenues:
  Rental income                                   $1,866           $3,780
  Other income                                        71              159

                                                   1,937            3,939

Certain expenses:
  Property operating and maintenance                 745            1,368
  Real estate taxes                                  360              733

                                                   1,105            2,101

Revenues in excess of certain expenses            $  832           $1,838

The accompanying note is an integral part of the financial statement.

Idylwood Apartments
Note to Statement of Revenues and Certain Expenses
December 31, 1994

1.  Basis of Presentation and Summary of Significant Accounting Policies

    Business

    The accompanying statement of revenues and certain expenses includes the operations (see "Basis of Presentation" below) of Idylwood Apartments, a residential property owned by parties not related to Home Properties of New York, Inc. (the "Company").

    The Company, through its subsidiary Home Properties of New York, L.P., acquired 100% of the real estate of Idylwood Apartments, a 720 unit apartment community located in Cheektowaga, New York.

    Basis of Presentation

    The accompanying financial statement is not representative of the actual operations of Idylwood Apartments for the period shown as certain expenses, which may not be comparable to the proposed future operations of Idylwood Apartments, have been excluded. The Company is not aware of any material factors relating to Idylwood Apartments that would cause the reported financial information not to be necessarily indicative of future operating results. Expenses excluded relate to property management fees, interest expense, depreciation and amortization expense and other expenses not directly related to the future operations of Idylwood Apartments.

    Revenue Recognition

    Rental income attributable to residential leases is recorded when due from residents. Leases are generally for terms of one year.

    Interim Unaudited Financial Statement

    The accompanying interim unaudited statement of revenues and certain expenses has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. In the opinion of the management of the Company, all adjustments and eliminations, consisting only of normal recurring adjustments, necessary to present fairly the statement of revenues and certain expenses of Idylwood Apartments for the six months ended June 30, 1995, have been included. The results of operations of such interim period are not necessarily indicative of the results for the full year.

               HOME PROPERTIES OF NEW YORK, INC.
         PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                          JUNE 30, 1995
                    (Unaudited, In Thousands)

This unaudited pro forma Condensed Consolidated Balance Sheet is presented as if the Company had purchased Idylwood Apartments on June 30, 1995. This unaudited pro forma Condensed Consolidated Balance Sheet should be read in conjunction with the Statement of Revenues and Certain Expenses of Idylwood Apartments and note thereto included elsewhere herein. In management's opinion, all adjustments necessary to reflect the purchase of Idylwood Apartments have been made.

                                            As of June 30, 1995
                              Home
                              Properties
                              of New York  Idylwood  Pro Forma       Company
                              Inc. (A)     Apts.(B)  Adjustments(C)  Pro Forma

ASSETS
Real estate, net              $145,022     $6,256    $11,343(D)      $162,621
Cash and cash equivalents          815          -          -              815
Other assets                    11,610          -        289(E)        11,899
Investment in Idylwood Apts.     5,500          -    ( 5,500)(F)            -
Total assets                  $162,947     $6,256    $ 6,132         $175,335

LIABILITIES
Mortgage notes payable        $ 66,495     $9,625    $     -         $ 76,120
Line of credit                   2,800          -      2,763(G)         5,563
Other liabilities                5,356          -          -            5,356
Total liabilities               74,651      9,625      2,763           87,039

Minority interest                9,124          -          -            9,124

STOCKHOLDERS' EQUITY
Common stock                        54          -          -               54
Additional paid-in capital      83,407          -          -           83,407
Accumulated deficit           (  4,289)    (3,369)     3,369(H)        (4,289)
Total stockholders' equity      79,172     (3,369)     3,369           79,172
Total liabilities and
  stockholders' equity        $162,947     $6,256    $ 6,132         $175,335

                          HOME PROPERTIES OF NEW YORK, INC.
              NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                   JUNE 30, 1995
                             (Unaudited, In Thousands)

(A) Reflects the Company's historical consolidated balance sheet as of June 30, 1995 as reported on Form 10-Q.

(B) Reflects the Idylwood Apartments historical balance sheet as of June 30, 1995 for the assets/liabilities acquired by the Company.

(C) The pro forma adjustments reflect the purchase of Idylwood Apartments, acquired on September 7, 1995, for $17,599. The purchase price was allocated $700 to land, $720 to appliances and equipment and $16,179 to building. The appliances and equipment have an estimated useful life of ten years, and the building has an estimated useful life of thirty-five years.

(D) Reflects the excess of the cash purchase price (including closing costs) of $17,599 over the historical sellers's cost basis of $6,256.

(E) Reflects deferred financing costs incurred. The intangible asset has a useful life of fifty-three months.

(F) The investment in Idylwood Apartments, accounted for on the equity method by the Company, is zeroed out upon purchase of the property. The acquisition of Idylwood occurred in stages, with 44% being acquired on January 6, 1995 and the balance on September 7, 1995. The 56% acquired in September was subject to a lease entitling the Company to all items of income and expense effective January 1, 1995. The acquisition was accounted for on the equity method until the final closing date in September 1995.

(G) Represents line of credit proceeds needed to finance the acquisition.

(H) Represents historical seller's negative capital account zeroed out.

                    HOME PROPERTIES OF NEW YORK, INC.
      PRO FORMA CONSOLIDATED AND COMBINED STATEMENT OF OPERATIONS
                 FOR THE SIX MONTHS ENDED JUNE 30, 1995
        (Unaudited, In Thousands, Except Share and Per Share Data)

The unaudited pro forma Consolidated and Combined Statement of Operations for the six months ended June 30, 1995 and for the year ended December 31, 1994 is presented as if the acquisition of Idylwood Apartments had occurred on January 1, 1994. The unaudited pro forma Consolidated and Combined Statement of Operations should be read in conjunction with the Statement of Revenues and Certain Expenses of Idylwood Apartments and note thereto included elsewhere herein. In management's opinion, all adjustments necessary to reflect the effects of the purchase of Idylwood Apartments have been made.

The unaudited pro forma Consolidated and Combined Statement of Operations is not necessarily indicative of what the actual results of operations would have been assuming the transactions had occurred as of the beginning of the period presented, nor does it purport to represent the results of operations for future periods.

                              For the Six Months Ended June 30, 1995

                        Home Properties
                        of New York, Inc.  Idylwood       Pro Forma    Company
                        Historical (A)     Apartments(B)  Adjustments  Pro Forma

Revenues:
  Rental income         $14,655            $1,866               -      $  16,521
  Other income            1,095                71         (   133)(C)      1,033
  Equity in income from
    operations of
    HP Management       (     9)                -               -      (       9)
Total revenues           15,741             1,937         (   133)        17,545

Expenses:
  Operating and
    maintenance           7,532             1,105               -          8,637
  General and
    administrative          568                 -               -            568
  Interest                2,734                 -             570(D)       3,304
  Depreciation and
    amortization          3,026                 -             300(E)       3,326
Total expenses           13,860             1,105             870         15,835
Income before
  minority interest
  of Unit holders       $ 1,881            $  832         ($1,003)         1,710
Minority interest of Unit holders                                            172

Net income                                                                $1,538

Net income per common share                                                 $.28
Weighted average number of shares outstanding                          5,408,439

                  HOME PROPERTIES OF NEW YORK, INC.
        PRO FORMA CONSOLIDATED AND COMBINED STATEMENT OF
                 OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1994
      (Unaudited, In Thousands, Except Share and Per Share Data)


                                For the Year Ended December 31, 1994

                           Home Properties
                           of New York,
                           Inc. and
                           Original
                           Properties     Idylwood       Pro Forma    Company
                           Historical(A)  Apartments(B)  Adjustments  Pro Forma

Revenues:
  Rental income            $22,521        $3,780         $     -      $  26,301
  Property management
    income                     834             -               -            834
  Other income               1,381           159               -          1,540
  Equity in income
    from operations
    of HP Management            61             -               -             61
Total revenues              24,797         3,939               -         28,736

Expenses:
  Operating and maintenance 11,596         2,101               -         13,697
  Property management          625             -               -            625
  General and administrative   807             -               -            807
  Interest                   4,409             -           1,605(D)       6,014
  Depreciation and
    amortization             3,936             -             599(E)       4,535
Total expenses              21,373         2,101           2,204         25,678
Income before minority
  interest of Unit holders $ 3,424        $1,838         ($2,204)         3,058
Income of Original Properties                                            (  783)

Income before minority interest                                           2,275
Minority interest                                                           221

Net income                                                            $   2,054

Net income per common share                                                $.38

Weighted average numbers of shares outstanding                        5,408,230

                     HOME PROPERTIES OF NEW YORK, INC.
         NOTES TO PRO FORMA CONSOLIDATED AND COMBINED STATEMENT OF
           OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1995 AND
                   FOR THE YEAR ENDED DECEMBER 31, 1994
                         (Unaudited, In Thousands)

(A) Reflects the historical consolidated statement of operations for the Company for the six months ended June 30, 1995 and the historical consolidated and combined statement of operations for the Company and the Original Properties for the year ended December 31, 1994.

(B) Reflects the historical revenues and certain expenses of Idylwood Apartments which was not owned by the Company for the six months ended June 30, 1995 and for the year ended December 31, 1994.

(C) Reflects the net positive results from the 44% interest in Idylwood Apartments, accounted for on the equity method, historically presented in other income being reduced to zero as gross amounts are now reclassified to the appropriate line categories.

(D) Reflects the increase related to debt borrowed to finance the acquisition. The interest is calculated as follows:

                                                            Interest
                                             Principal
                                             Balance    6 Months  12 Months

    Amortizing mortgage assumed at 9.417%   $9,625     $462       $  888

    Line of credit at 7.775%                 2,763      108          215

    Borrowing used to finance original
      investment accounted for on the
      equity method, at 9.13%                5,500        -          502

                                                       $570       $1,605

    The interest on the $5,500 loan is already included in interest expense for the Company for the six months ended June 30, 1995 as the equity investment was made January 6, 1995. The historical consolidated statement of operations for the Company for the year ended December 31, 1994 needs twelve months worth of interest on each loan associated with the acquisition.

(E) Reflects depreciation and amortization related to the acquisition. See Note C and E on page 7 for further information on useful lives of these assets.

(F) The Company completed an acquisition of Pearl Street
    Apartments, a 60-unit community in the Syracuse suburb of Liverpool, New York on May 17, 1995. The pro forma results for the six months ended June 30, 1995 or for the year ended December 31, 1994 would not have been materially different if the property had been acquired on January 1, 1994. Therefore, no proforma adjustments are reflected for this acquisition.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on
its behalf by    the undersigned thereunto duly authorized.


                    HOME PROPERTIES OF NEW YORK, INC.
                         (Registrant)

                    Date:  November 12, 1996

                    By:    /s/ David P. Gardner
                           --------------------
                           David P. Gardner
                           Vice President
                           Chief Financial Officer and
                           Treasurer

                    Date:  November 12, 1996

                    By:    /s/ David P. Gardner
                           --------------------
                           David P. Gardner
                           Vice President
                           Chief Financial Officer and
                           Treasurer

              HOME PROPERTIES OF NEW YORK, INC.

                        EXHIBIT INDEX

There are no exhibits which are filed with this report.


Page 12 of 12